UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2020

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16640 Stagg Street,
Van Nuys, California		91406
(Address of principal executive offices)		(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CPST	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 8.01Other Events.

On August 28, 2020, the United States District Court for the Central District of California (the “Court”) granted preliminary approval of a settlement that would resolve the following stockholder derivative actions alleged to be brought on behalf of Capstone Turbine Corporation (the “Company”): (i) In Re Capstone Turbine Corp. Stockholder Derivative Litigation, CV 16-01569-DMG (RAOx) (C.D. Cal.) (the “Federal Consolidated Action”); (ii) Boll v. Jamison, et al., CV 16-05282-DMG (RAOx) (C.D. Cal.) (the “Boll Action”); and (iii) two actions filed in the Superior Court of California, Los Angeles County, captioned Stesiak v. Jamison, et al., No. BC610782 and Kilpatrick v. Simon, et al., No. BC623167(collectively, “the State Actions”, and together with the Federal Consolidated Action and the Boll Action, the “Actions”). The proposed settlement is subject to final approval by the Court.

The complaints in the Actions generally alleged that between 2013 and 2015, the Individual Defendants made or allowed to be made false and/or misleading statements about the Company’s business and business prospects in breach of their fiduciary duties and other state law claims. The Individual Defendants deny the allegations in the complaints in the Actions.

Pursuant to the Court’s order granting preliminary approval of the settlement, the Company is publishing the Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions (the “Notice”), attached hereto as Exhibit 99.1. This Notice is available for review on the Company’s investor relations website at https://ir.capstoneturbine.com. The website address is included for reference only. The information contained in or accessible through the Company’s website does not constitute part of, and is not incorporated into, this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: September 11, 2020	By:	/s/ Darren R. Jamison
Name: Darren R. Jamison
Title: President and Chief Executive Officer